SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2007

Credit Suisse (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
(Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 26, 2007, Credit Suisse Group announced that it had fully and unconditionally guaranteed on a subordinated basis, and that Credit Suisse had fully and unconditionally guaranteed on a senior basis, all outstanding registered debt securities issued by Credit Suisse (USA), Inc. (the “Company”), Credit Suisse Group’s 100%-owned subsidiary.  Credit Suisse Group and Credit Suisse filed today an amendment to Credit Suisse Group’s Registration Statement on Form F-3, which includes information about these guarantees.  In accordance with Rule 3-10 of Regulation S-X and Rule 12h-5 under the Securities Exchange Act of 1934, the Company will no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”), including an Annual Report on Form 10-K for the year ended December 31, 2006.  Condensed consolidating financial information regarding the Company is included in note 36 of the notes to the consolidated financial statements in Credit Suisse Group’s Annual Report on Form 20-F for the year ended December 31, 2006, which was filed with the SEC on March 26, 2007, and will be included in subsequent annual and quarterly reports filed by Credit Suisse Group with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse (USA), Inc.

/s/ Paul J. O’Keefe
Paul J. O’Keefe
Chief Financial and Accounting Officer

March 29, 2007